Exhibit 99.1

FOR THE PERIOD BEGINNING 7/1/2007 AND ENDING 7/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 29,2007
                                   (UNAUDITED)

                                     ASSETS

                                                                   July 29, 2007
                                                                 ---------------
 CURRENT ASSETS:
      Cash and Cash Equivalents                               $         590,101
      Accounts Receivable                                               399,427
      Prepaid Expenses                                                2,199,190
      Other Current Assets                                              172,221
      Assets of Discontinued Operations                                     435
                                                                 ---------------
           TOTAL CURRENT ASSETS                                       3,361,374
                                                                 ---------------


 VESSELS & EQUIPMENT
      Vessel - Palm Beach Princess - under Capital Lease             17,500,000
      Equipment                                                       4,054,255
      Leasehold Improvements                                            921,899
      Vessel - Big Easy - under Capital Lease - Not in Service       20,305,348
      Vessel  - Royal Star - Not Placed in Service                    3,054,735
                                                                 ---------------
                                                                     45,836,237
      LESS: Accumulated Depreciation and Amortization                 7,768,346
                                                                 ---------------
           TOTAL VESSELS & EQUIPMENT - NET                           38,067,891
                                                                 ---------------


 OTHER ASSETS:
      Notes Receivable                                                5,300,000
      Vessel Deposits - Related Parties                               9,733,136
      Deposits and Other Assets - Related Parties                     3,027,868
      Deposits and Other Assets - Non-Related Parties                   971,333
      Spare Parts Inventory                                             987,225
                                                                 ---------------
           TOTAL OTHER ASSETS                                        20,019,562
                                                                 ---------------


 TOTAL ASSETS                                                 $      61,448,827
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 7/1/2007 AND ENDING 7/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 29,2007
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                 July 29, 2007
                                                                 -------------
 CURRENT LIABILITIES:
      Accounts Payable                                        $     1,280,945
      Accrued Expenses                                              3,655,570
      Liabilities of Discontinued Operations                          420,200
                                                                 -------------
           TOTAL CURRENT LIABILITIES                                5,356,715
                                                                 -------------

 LIABILITIES SUBJECT TO COMPROMISE:                                62,621,405
                                                                 -------------

                                                                 -------------
           TOTAL LIABILITIES                                       67,978,120
                                                                 -------------

 DEFERRED INCOME                                                    1,445,923

 COMMITMENTS AND CONTINGENCIES                                              -

 STOCKHOLDERS' EQUITY:
      Series A Preferred Stock $100.00 Par Value                   36,284,375
      Series B Preferred Stock $10.00 Par Value                     5,000,000
      Common Stock $2.00 Par Value                                 24,565,125
      Capital in Excess of Par                                     24,232,083
      Retained Earnings (Deficit)                                 (97,599,261)
                                                                 -------------
                                                                   (7,517,678)
      LESS:
         Treasury Stock, 915,077 Shares                               457,538

                                                                 -------------
           TOTAL STOCKHOLDERS' EQUITY                              (7,975,216)
                                                                 -------------

 TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $    61,448,827
                                                                 =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 7/1/2007 AND ENDING 7/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE ONE MONTH ENDED JULY 29, 2007
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                  July 29, 2007
                                                                 ---------------
 OPERATING REVENUES:
      Gaming                                                  $       1,596,773
      Fare                                                              130,896
      On Board                                                          117,730
      Other                                                              62,945
                                                                 ---------------
          NET OPERATING REVENUES                                      1,908,343
                                                                 ---------------

 OPERATING COSTS AND EXPENSES:
      Gaming                                                            777,204
      Fare                                                              380,696
      On Board                                                           59,052
      Maritime & Legal Expenses                                         712,375
      General & Administrative Expenses                                 191,608
      General & Administrative Expenses - Parent                         86,689
      Ship Carrying Costs - Big Easy                                    128,781
      Ship Carrying Costs - Royal Star                                   35,555
      Development Costs - Other                                           4,740
      Depreciation & Amortization                                       197,142
                                                                 ---------------
          TOTAL OPERATING COSTS AND EXPENSES                          2,573,842
                                                                 ---------------

 OPERATING INCOME (LOSS)                                               (665,499)

 OTHER INCOME (EXPENSE):
      Interest and Financing Expenses                                  (861,759)
      Interest Income                                                       161
      Bankruptcy Costs                                                  (50,000)
                                                                 ---------------
          TOTAL OTHER INCOME (EXPENSE)                                 (911,598)
                                                                 ---------------

 (LOSS) BEFORE TAX PROVISION                                         (1,577,097)
      Income Tax Expense                                                      -
                                                                 ---------------

 NET (LOSS)                                                   $      (1,577,097)
                                                                 ===============

 BASIC AND DILUTED INCOME (LOSS) PER COMMON SHARE:            $           (0.14)
                                                                 ===============

 WEIGHTED AVERAGE COMMON
    SHARES OUTSTANDING - Basic and Diluted                           11,367,487
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 7/1/2007 AND ENDING 7/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                             (Debtor-in-Possession)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                      FOR THE ONE MONTH ENDED JULY 29, 2007
                                   (UNAUDITED)

                                                                 One Month Ended
                                                                  July 29, 2007
                                                                 ---------------
 CASH FLOWS FROM OPERATING ACTIVITIES:
      (LOSS) BEFORE DISCONTINUED OPERATIONS                   $      (1,577,097)
      Adjustments to reconcile income (loss) to net cash
       (used in)provided by operating activities:
          Depreciation and Amortization                                 197,142
          Loss on Disposal of Assets                                        350
          Interest Added to Capital Lease Debt - PDS                    560,516
          Increase (Decrease) in Deferred Income                         (5,972)
          Changes in Operating Assets and Liabilities -
             (Increase) Decrease in Accounts Receivable                 (64,035)
             (Increase) Decrease in Other Assets                         (2,285)
             (Increase) Decrease in Prepaid Expenses                    (87,851)
             Increase (Decrease) in Accounts Payable
              and Accrued Expenses                                    1,081,856
                                                                 ---------------
      NET CASH PROVIDED BY (USED IN) OPERATING                          102,624
                                                                 ---------------

 CASH FLOWS FROM INVESTING ACTIVITIES:
     Capital Expenditures                                                37,225
     (Increase) Decrease in Other Investment Activity                    78,149
     (Increase) in Other Investment Activity - Related Party              5,633
                                                                 ---------------
      NET CASH (USED IN) INVESTING ACTIVITIES                           121,007
                                                                 ---------------

 CASH FLOWS FROM FINANCING ACTIVITIES:
     Advances (Paid) Received (to) From Related Parties                  22,576
                                                                 ---------------
      NET CASH (USED IN) FINANCING ACTIVITIES                            22,576
                                                                 ---------------

 NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                   246,207
      CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD              343,895
                                                                 ---------------

      CASH AND CASH EQUIVALENTS AT END OF THE PERIOD          $         590,101
                                                                 ===============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 7/1/2007 AND ENDING 7/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 29, 2007
                                   (Unaudited)

                                     ASSETS

    Bankruptcy Court Case No.             06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH     06-16350-BKC-PGH
                                                               Royal Star           ITG Palm
                                            ITB, Inc.        Entertainment, LLC    Beach, LLC           ITGV, Inc.
                                         ----------------   -----------------   -----------------    ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents          $          21,156  $            8,677  $            4,706   $         553,989
    Accounts Receivable                            1,105              (6,568)             37,551             267,614
    Prepaid Expenses                             220,602             147,759             224,506           1,557,520
    Other Current Assets                               -                   -               8,740             163,481
    Net Assets of Discontinued
     Operations - Current
                                         ----------------   -----------------   -----------------    ----------------
         TOTAL CURRENT ASSETS                    242,863             149,868             275,503           2,542,604
                                         ----------------   -----------------   -----------------    ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                               -                   -          17,500,000
    Leasehold Improvements -
     Port of Palm Beach                                -                   -                   -             921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                     3,054,735          20,305,348                                       -
    Equipment                                    125,134                   -             222,043           3,626,063
                                         ----------------   -----------------   -----------------    ----------------
                                                 125,134           3,054,735          20,527,391          22,047,962
    LESS: Accumulated Depreciation and
           Amortization                           51,026                   -             721,597           6,914,708
                                         ----------------   -----------------   -----------------    ----------------
         TOTAL PLANT & EQUIPMENT - NET            74,108           3,054,735          19,805,794          15,133,254
                                         ----------------   -----------------   -----------------    ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                 287,246               1,181             225,335             457,571
    Vessel Deposits - Related Parties          3,244,254                   -           2,488,882           4,000,000
    Deposits and Other Assets -
     Related Parties                             178,479                   -             117,500           2,006,670
    Spare Parts Inventory                              -                   -                   -             987,225
    Notes Receivable                           2,999,342                   -                   -                   -
                                         ----------------   -----------------   -----------------    ----------------
         TOTAL OTHER ASSETS                    6,709,321               1,181           2,831,717           7,451,466
                                         ----------------   -----------------   -----------------    ----------------

 TOTAL ASSETS                          $       7,026,292  $        3,205,784  $       22,913,014   $      25,127,324
                                         ================   =================   =================    ================

    Bankruptcy Court Case No.             06-16357-BKC-PGH    06-16356-BKC-PGH

                                               ITGDC              Orion
                                         -----------------   ----------------
 CURRENT ASSETS:
    Cash and Cash Equivalents          $            1,242  $               -
    Accounts Receivable                            (3,009)                 -
    Prepaid Expenses                                    -                  -
    Other Current Assets                                -                  -
    Net Assets of Discontinued
     Operations - Current
                                         -----------------   ----------------
         TOTAL CURRENT ASSETS                      (1,767)                 -
                                         -----------------   ----------------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy
    Leasehold Improvements -
     Port of Palm Beach                                 -                  -
    Ship Not Placed in Service -
     Royal Star & Big Easy
    Equipment                                      81,015                  -
                                         -----------------   ----------------
                                                   81,015                  -
    LESS: Accumulated Depreciation and
           Amortization                            81,015                  -
                                         -----------------   ----------------
         TOTAL PLANT & EQUIPMENT - NET                  -                  -
                                         -----------------   ----------------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                        -                  -
    Vessel Deposits - Related Parties                   -                  -
    Deposits and Other Assets -
     Related Parties                              356,522                  -
    Spare Parts Inventory                               -                  -
    Notes Receivable                                    -          2,300,658
                                         -----------------   ----------------
         TOTAL OTHER ASSETS                       356,522          2,300,658
                                         -----------------   ----------------

 TOTAL ASSETS                          $          354,755  $       2,300,658
                                         =================   ================

    Bankruptcy Court Case No.                                        Non-Bankrupt Companies
                                                                     ----------------------
                                         GMO Travel  ITB Racing    ITB Mgmt   RACE TRACK  RACE TRACK  MGMT INC      TOTAL
                                         ----------  ------------  --------  -----------  ----------  ----------  -----------
 CURRENT ASSETS:
    Cash and Cash Equivalents           $      245  $       (666) $    752  $         -  $        -  $        -  $   590,101
    Accounts Receivable                    102,734             -         -            -           -           -      399,427
    Prepaid Expenses                        48,803             -         -            -           -           -    2,199,190
    Other Current Assets                         -             -         -            -           -           -      172,221
    Net Assets of Discontinued
     Operations - Current                                                           335         100                      435
                                         ----------  ------------  --------  -----------  ----------  ----------  -----------
         TOTAL CURRENT ASSETS              151,782          (666)      752          335         100           -    3,361,374
                                         ----------  ------------  --------  -----------  ----------  ----------  -----------

 VESSEL, PLANT & EQUIPMENT:
    Vessels - PBP & Big Easy                                                                                      17,500,000
    Leasehold Improvements -
     Port of Palm Beach                          -             -         -            -           -           -      921,899
    Ship Not Placed in Service -
     Royal Star & Big Easy                                                                                        23,360,083
    Equipment                                    -             -         -            -           -           -    4,054,255
                                         ----------  ------------  --------  -----------  ----------  ----------  -----------
                                                 -             -         -            -           -           -   45,836,237
    LESS: Accumulated Depreciation and
           Amortization                          -             -         -            -           -           -    7,768,346
                                         ----------  ------------  --------  -----------  ----------  ----------  -----------
         TOTAL PLANT & EQUIPMENT - NET           -             -         -            -           -           -   38,067,891
                                         ----------  ------------  --------  -----------  ----------  ----------  -----------

 OTHER ASSETS:
    Deposits and Other Assets -
     Non-Related                                 -             -         -            -           -           -      971,333
    Vessel Deposits - Related Parties            -             -         -            -           -           -    9,733,136
    Deposits and Other Assets -
     Related Parties                             -       368,697         -            -           -           -    3,027,868
    Spare Parts Inventory                        -             -         -            -           -           -      987,225
    Notes Receivable                             -             -         -            -           -           -    5,300,000
                                         ----------  ------------  --------  -----------  ----------  ----------  -----------
         TOTAL OTHER ASSETS                      -       368,697         -            -           -           -   20,019,562
                                         ----------  ------------  --------  -----------  ----------  ----------  -----------

 TOTAL ASSETS                           $  151,782  $    368,031  $    752  $       335  $      100  $        -  $61,448,827
                                         ==========  ============  ========  ===========  ==========  ==========  ===========

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 7/1/2007 AND ENDING 7/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                               AS OF JULY 29, 2007
                                   (Unaudited)

                       LIBILITIES AND STOCKHOLDERS' EQUITY

    Bankruptcy Court Case No.           06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH     06-16350-BKC-PGH
                                                             Royal Star           ITG Palm
                                          ITB, Inc.        Entertainment, LLC    Beach, LLC            ITGV, Inc.
                                       ----------------   -----------------   -----------------     ----------------
 CURRENT LIABILITIES:
    Accounts Payable                 $          77,642  $          112,117  $           67,135    $         986,325
    Accrued Expenses                           199,616               1,420             916,538            2,078,833
    Net Liabilities of Discontinued
     Operations - Current                            -                   -                   -                    -
                                       ----------------   -----------------   -----------------     ----------------
         TOTAL CURRENT LIABILITIES             277,258             113,537             983,673            3,065,158
                                       ----------------   -----------------   -----------------     ----------------

                                       ----------------   -----------------   -----------------     ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:          3,364,524           5,092,607          21,815,116           28,974,573
                                       ----------------   -----------------   -----------------     ----------------

 DEFERRED INCOME                                     -                   -                   -                5,972
                                       ----------------   -----------------   -----------------     ----------------

 COMMITMENTS AND CONTINGENCIES                       -                   -                   -                    -
                                       ----------------   -----------------   -----------------     ----------------

    Due To/(From) Affiliates              (245,096,086)          2,580,916          26,523,500          (21,053,629)
                                       ----------------   -----------------   -----------------     ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                      36,284,375                   -                   -                    -
    Series B Preferred Stock
     $10.00 Par Value                        5,000,000                   -                   -                    -
    Common Stock $2.00 Par Value            24,526,024                   -                   -                    1
    Capital in Excess of Par               184,552,785                   -                   -                    -
    Retained Earnings (Deficit)             (1,425,049)         (4,581,277)        (26,409,275)          14,135,249
                                       ----------------   -----------------   -----------------     ----------------
         TOTAL                             248,938,135          (4,581,277)        (26,409,275)          14,135,250

                                       ----------------   -----------------   -----------------     ----------------
    LESS:
       Treasury Stock                          457,538                   -                   -                    -
                                       ----------------   -----------------   -----------------     ----------------
         TOTAL STOCKHOLDERS' EQUITY        248,480,596          (4,581,277)        (26,409,275)          14,135,250
                                       ----------------   -----------------   -----------------     ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY               $       7,026,292  $        3,205,783  $       22,913,014   $      25,127,324
                                       ================   =================   =================     ================

    Bankruptcy Court Case No.          06-16357-BKC-PGH    06-16356-BKC-PGH

                                             ITGDC              Orion
                                       -----------------   ----------------
 CURRENT LIABILITIES:
    Accounts Payable                 $           14,166  $               -
    Accrued Expenses                                  -                  -
    Net Liabilities of Discontinued
     Operations - Current                             -                  -
                                       -----------------   ----------------
         TOTAL CURRENT LIABILITIES               14,166                  -
                                       -----------------   ----------------

                                       -----------------   ----------------
 LIABILITIES SUBJECT TO COMPRIMISE:           1,118,263          1,250,658
                                       -----------------   ----------------

 DEFERRED INCOME                                      -                  -
                                       -----------------   ----------------

 COMMITMENTS AND CONTINGENCIES                        -                  -
                                       -----------------   ----------------

    Due To/(From) Affiliates                  4,387,895         28,818,897
                                       -----------------   ----------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                                -                  -
    Series B Preferred Stock
     $10.00 Par Value                                 -                  -
    Common Stock $2.00 Par Value                      -                  -
    Capital in Excess of Par                          -                  -
    Retained Earnings (Deficit)              (5,165,569)       (27,768,897)
                                       -----------------   ----------------
         TOTAL                               (5,165,569)       (27,768,897)

                                       -----------------   ----------------
    LESS:
       Treasury Stock                                 -                  -
                                       -----------------   ----------------
         TOTAL STOCKHOLDERS' EQUITY          (5,165,569)       (27,768,897)
                                       -----------------   ----------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY              $          354,755  $       2,300,658
                                       =================   ================

    Bankruptcy Court Case No.                                            Non-Bankrupt Companies
                                                                         ----------------------
                                       GMO Travel  ITB Racing      ITB Mgmt     RACE TRACK    RACE TRACK  MGMT INC         TOTAL
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------
 CURRENT LIABILITIES:
    Accounts Payable                  $  (50,438) $     73,998  $        -  $           -  $          -  $        -  $    1,280,945
    Accrued Expenses                      26,108       122,655     310,404              -             -           -       3,655,574
    Net Liabilities of Discontinued
     Operations - Current                      -             -           -        209,200       211,000           -         420,200
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------
         TOTAL CURRENT LIABILITIES       (24,330)      196,653     310,404        209,200       211,000           -       5,356,719
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------

                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------
 LIABILITIES SUBJECT TO COMPRIMISE:                     18,164     987,500                                               62,621,405
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------

 DEFERRED INCOME                               -             -           -      1,439,951             -           -       1,445,923
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------

 COMMITMENTS AND CONTINGENCIES                 -             -           -              -             -           -               -
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------

    Due To/(From) Affiliates             593,968     1,212,700     916,834    226,674,474   (25,440,709)   (118,762)             (2)
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------

 STOCKHOLDERS' EQUITY:
    Series A Preferred Stock
     $100.00 Par Value                         -             -           -              -             -           -      36,284,375
    Series B Preferred Stock
     $10.00 Par Value                          -             -           -              -             -           -       5,000,000
    Common Stock $2.00 Par Value             200             -      12,500          1,000        25,400           -      24,565,125
    Capital in Excess of Par                   -             -     (39,990)  (163,295,651)    3,014,939           -      24,232,083
    Retained Earnings (Deficit)         (418,054)   (1,059,486) (2,186,495)   (65,028,639)   22,189,470     118,761     (97,599,261)
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------
         TOTAL                          (417,854)   (1,059,486) (2,213,985)  (228,323,290)   25,229,809     118,761      (7,517,678)

                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------
    LESS:
       Treasury Stock                          -             -           -              -             -           -         457,538
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------
         TOTAL STOCKHOLDERS' EQUITY     (417,854)   (1,059,486) (2,213,985)  (228,323,290)   25,229,809     118,761      (7,975,217)
                                       ----------  ------------  ----------  -------------  ------------  ----------   -------------


 TOTAL LIABILITIES AND
  STOCKHOLDERS' EQUITY                $  151,784  $    368,031  $      753  $         335  $        100  $       (1) $   61,448,829
                                       ==========  ============  ==========  =============  ============  ==========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments

FOR THE PERIOD BEGINNING 7/1/2007 AND ENDING 7/31/2007

Name of Debtor: International Thoroughbred Breeders, Inc
Case Number: 06-16441-BKC-PGH

                    INTERNATIONAL THOROUGHBRED BREEDERS, INC.
                                AND SUBSIDIARIES

                      CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE ONE MONTH ENDED JULY 29, 2007
                                   (Unaudited)

    Bankruptcy Court Case No.           06-16441-BKC-PGH   06-16354-BKC-PGH    06-16351-BKC-PGH    06-16350-BKC-PGH
                                                             Royal Star           ITG Palm
                                          ITB, Inc.        Entertainment, LLC    Beach, LLC           ITGV, Inc.
                                       ----------------   -----------------   -----------------    ----------------
 OPERATING REVENUES:
    Gaming                           $               -  $                -  $                -   $       1,596,773
    Fare                                             -                   -                   -             130,896
    On Board                                         -                   -                   -             117,730
    Other                                            -                   -                   -                   -
                                       ----------------   -----------------   -----------------    ----------------
    NET OPERATING REVENUES                           -                   -                   -           1,845,398
                                       ----------------   -----------------   -----------------    ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                           -                   -                   -             777,204
    Fare                                             -                   -                   -             324,482
    On Board                                         -                   -                   -              59,052
    Maritime & Legal Expenses                        -                   -                   -             712,375
    G & A Expenses - Palm Beach
     Princess                                        -                   -                   -             180,809
    G & A Expenses - Parent                     25,183                   -                   -              (1,923)
    Development Costs                                -              35,555             128,781               1,924
    Depreciation & Amortization                      -                   -                   -             197,142
                                       ----------------   -----------------   -----------------    ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                   25,183              35,555             128,781           2,251,065
                                       ----------------   -----------------   -----------------    ----------------

 OPERATING INCOME                              (25,183)            (35,555)           (128,781)           (405,667)
                                       ----------------   -----------------   -----------------    ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                  -             (71,023)           (420,893)           (369,843)
    ITG Vegas Bankruptcy Costs                       -              (5,750)             (8,750)            (35,000)
    Interest Income                                  -                   -                   -                 161

                                       ----------------   -----------------   -----------------    ----------------
    TOTAL OTHER INCOME (EXPENSE)                     -             (76,773)           (429,643)           (404,682)
                                       ----------------   -----------------   -----------------    ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION           (25,183)           (112,328)           (558,424)           (810,349)
    LESS: State Income Tax Expense                   -                   -                   -                   -
                                       ----------------   -----------------   -----------------    ----------------

 NET INCOME (LOSS)                   $         (25,183) $         (112,328) $         (558,424)  $        (810,349)
                                       ================   =================   =================    ================

    Bankruptcy Court Case No.           06-16357-BKC-PGH    06-16356-BKC-PGH

                                              ITGDC              Orion
                                        -----------------   ----------------
 OPERATING REVENUES:
    Gaming                            $                -  $               -
    Fare                                               -                  -
    On Board                                           -                  -
    Other                                              -                  -
                                        -----------------   ----------------
    NET OPERATING REVENUES                             -                  -
                                        -----------------   ----------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                             -                  -
    Fare                                               -                  -
    On Board                                           -                  -
    Maritime & Legal Expenses                          -                  -
    G & A Expenses - Palm Beach
     Princess                                          -                  -
    G & A Expenses - Parent                            -                  -
    Development Costs                              2,816                  -
    Depreciation & Amortization                        -                  -
                                        -----------------   ----------------
    TOTAL OPERATING COSTS AND
     EXPENSES                                      2,816                  -
                                        -----------------   ----------------

 OPERATING INCOME                                 (2,816)                 -
                                        -----------------   ----------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses                    -                  -
    ITG Vegas Bankruptcy Costs                      (500)                 -
    Interest Income                                    -                  -

                                        -----------------   ----------------
    TOTAL OTHER INCOME (EXPENSE)                    (500)                 -
                                        -----------------   ----------------

 INCOME (LOSS)  BEFORE TAX PROVISION              (3,316)                 -
    LESS: State Income Tax Expense                     -                  -
                                        -----------------   ----------------

 NET INCOME (LOSS)                    $           (3,316) $               -
                                        =================   ================

    Bankruptcy Court Case No.                                          Non-Bankrupt Companies
                                                                       ----------------------
                                      GMO Travel  ITB Racing       ITB Mgmt  RACE TRACK  RACE TRACK  MGMT INC         TOTAL
                                      ----------  ------------   ----------  ----------  ----------  ----------   -------------
 OPERATING REVENUES:
    Gaming                          $         -  $          -  $         -  $        -  $        -  $        -  $    1,596,773
    Fare                                      -             -            -           -           -           -         130,896
    On Board                                  -             -            -           -           -           -         117,730
    Other                                62,945             -            -           -           -           -          62,945
                                      ----------  ------------   ----------  ----------  ----------  ----------   -------------
    NET OPERATING REVENUES               62,945             -            -           -           -           -       1,908,343
                                      ----------  ------------   ----------  ----------  ----------  ----------   -------------

 OPERATING COSTS AND EXPENSES:
    Gaming                                    -             -            -           -           -           -         777,204
    Fare                                 56,214             -            -           -           -           -         380,696
    On Board                                  -             -            -           -           -           -          59,052
    Maritime & Legal Expenses                 -             -            -           -           -           -         712,375
    G & A Expenses - Palm Beach
     Princess                            10,799             -            -           -           -           -         191,608
    G & A Expenses - Parent                   -             -       63,429           -           -           -          86,689
    Development Costs                         -             -            -           -           -           -         169,076
    Depreciation & Amortization               -             -            -           -           -           -         197,142
                                      ----------  ------------   ----------  ----------  ----------  ----------   -------------
    TOTAL OPERATING COSTS AND
     EXPENSES                            67,013             -       63,429           -           -           -       2,573,842
                                      ----------  ------------   ----------  ----------  ----------  ----------   -------------

 OPERATING INCOME                        (4,068)            -      (63,429)          -           -           -        (665,499)
                                      ----------  ------------   ----------  ----------  ----------  ----------   -------------

 OTHER INCOME (EXPENSE):
    Interest and Financing Expenses           -             -            -           -           -           -        (861,759)
    ITG Vegas Bankruptcy Costs                -             -            -           -           -           -         (50,000)
    Interest Income                           -             -            -           -           -           -             161

                                      ----------  ------------   ----------  ----------  ----------  ----------   -------------
    TOTAL OTHER INCOME (EXPENSE)              -             -            -           -           -           -        (911,598)
                                      ----------  ------------   ----------  ----------  ----------  ----------   -------------

 INCOME (LOSS)  BEFORE TAX PROVISION     (4,068)            -      (63,429)          -           -           -      (1,577,097)
    LESS: State Income Tax Expense            -             -            -           -           -           -               -
                                      ----------  ------------   ----------  ----------  ----------  ----------   -------------

 NET INCOME (LOSS)                  $    (4,068) $          -  $   (63,429) $        -  $        -  $        -  $   (1,577,097)
                                      ==========  ============   ==========  ==========  ==========  ==========   =============

Unaudited Internally Generated Report Subject To Amending Adjustments